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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): April 30, 2002


                             KEYSTONE PROPERTY TRUST
             (Exact Name of Registrant as Specified in its Charter)


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        Maryland                      1-12514                  84-1246585
    (State or Other                 (Commission               (IRS Employer
    Jurisdiction of                 File Number)           Identification No.)
     Incorporation)
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                   200 Four Falls Corporate Center, Suite 208
                           West Conshohocken, PA 19428
               (Address of Principal Executive Offices)(Zip Code)


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               Registrant's telephone number, including area code:
                                 (484) 530-1800
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS

99.1 Keystone Property Trust Supplemental Information Package for the quarter ended March 31, 2002.
99.2 Press Release dated April 29, 2002 announcing results for the quarter ended March 31, 2002.

ITEM 9. REGULATION FD DISCLOSURE

Simultaneous with the issuance of a press release on April 29, 2002 announcing the Company's results for the quarter ended March 31, 2002, the Company intends to make available supplemental information regarding the Company's operations. The Company is attaching the supplemental information as Exhibit 99.1 and the press release as Exhibit 99.2 to this Current Report on Form 8-K.

Note: the information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           KEYSTONE PROPERTY TRUST



Date:    April 30, 2002                    By: /s/ Jeffrey E. Kelter
                                               ---------------------
                                           Jeffrey E. Kelter
                                           President and Chief Executive Officer

Date:    April 30, 2002                    By: /s/ Timothy E. McKenna
                                               ----------------------
                                           Timothy E. McKenna
                                           Senior Vice President and
                                           Chief Financial Officer

Date:    April 30, 2002                    By: /s/ J. Peter Lloyd
                                               ------------------
                                           J. Peter Lloyd
                                           Vice President and
                                           Corporate Controller




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